As filed with the Securities and Exchange Commission on January 5, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21169

NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman New York Intermediate Municipal Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP

1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Neuberger Berman
Intermediate Municipal Closed-End Funds

Neuberger Berman California Intermediate Municipal Fund Inc. (Ticker Symbol: NBW)

Neuberger Berman Intermediate Municipal Fund Inc. (Ticker Symbol: NBH)

Neuberger Berman New York Intermediate Municipal Fund Inc. (Ticker Symbol: NBO)

Annual Report

October 31, 2008

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

California Intermediate Municipal Fund Inc.	3

Intermediate Municipal Fund Inc.	3

New York Intermediate Municipal Fund Inc.	3

SCHEDULE OF INVESTMENTS

California Intermediate Municipal Fund Inc.	7

Intermediate Municipal Fund Inc.	10

New York Intermediate Municipal Fund Inc.	17

FINANCIAL STATEMENTS	22

FINANCIAL HIGHLIGHTS/PER SHARE DATA

California Intermediate Municipal Fund Inc.	34

Intermediate Municipal Fund Inc.	35

New York Intermediate Municipal Fund Inc.	36

Report of Independent Registered Public Accounting Firm	38

Distribution Reinvestment Plan	39

Directory	41

Directors and Officers	42

Proxy Voting Policies and Procedures	51

Quarterly Portfolio Schedule	51

Notice to Shareholders	51

Changes to By-Laws	51

Board Consideration of the Management and Sub-Advisory Agreements	52

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management LLC" and the individual Fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly, Neuberger Berman Management Inc. ©2008 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the fiscal year ended October 31, 2008. The report includes portfolio commentary, listings of the Funds' investments, and their audited financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific fund, a high level of current income exempt from that state's personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We invest in intermediate-term municipal bonds because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds — with less volatility and risk.

We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax exempt current income over the long term.

Since February 2008, the market for auction rate preferred securities (ARPS) has experienced significant disruption that has resulted in failed auctions for many of these securities, including the auction market preferred shares issued by the Funds. Over this same period, we have had extensive communications with investment and commercial banks, brokerage firms, investment industry organizations, legal and tax experts and regulatory organizations in an attempt to identify prudent solutions. We continue to devote considerable time exploring possible alternative financing structures that would allow for the continued use of leverage while also keeping in mind the interests of both the common and preferred shareholders of the Funds.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the fiscal year ended October 31, 2008, on a net asset value (NAV) basis, all three of the Neuberger Berman closed-end intermediate municipal bond funds posted negative returns, trailing their Barclays Capital 10-Year Municipal Bond Index benchmark but outperforming peers as represented by the Lipper Closed-End Intermediate Municipal Debt Funds Average. The Funds' exposure to lower-tier investment-grade quality municipal securities and some non-rated and below-investment-grade issues along with its use of leverage (strategies that have enhanced relative performance in more benign markets) undermined performance relative to the Funds' benchmark during this challenging period.

Typically, during periods of economic uncertainty, municipal securities might have benefited from investors' "flight to quality." However, the liquidation of highly leveraged hedge funds' large municipal securities positions, a breakdown of the auction rate securities market, the well publicized problems of municipal bond insurers, and a month-long "buyers' strike" in September combined to pressure municipal securities prices. At the market low in September, high grade municipal securities yields were 125% to 150% of comparable maturity U.S. Treasury yields, a reflection of investor discomfort as the financial markets unraveled.

However, a dismal September was followed by an October rally triggered largely in our view by investment grade municipal securities' enormous after-tax yield advantage over Treasuries. We note with interest that in October, California Governor Arnold Schwarzenegger indicated to the U.S. Treasury that California might have to borrow funds to meet the state's annual cash flow needs. That same month, a $4 billion issue of California Revenue Anticipation Notes was over-subscribed by 25%. We believe these are clear indications that investors have not lost confidence in the municipal securities market.

In this difficult environment, we continued to focus on monitoring credit quality of the securities in the portfolios and to diligently evaluate the credit worthiness and relative value of any new opportunities. We believe our in-house credit research will continue to help us avoid potholes and uncover emerging opportunities in the municipal securities market. All three Funds' portfolios were heavily weighted (79% or higher) in revenue bonds, the overwhelming majority backed by essential services projects. Essential services revenue bonds generally provide a yield advantage over general obligation bonds (GOs) and, in our opinion, their credit quality may be better, since some state and local government debt may be more vulnerable to downgrades resulting from declining property, sales and income taxes.

Over the course of the fiscal year, we maintained a relatively short portfolio duration in the four- to five-year range. However, the fact that portfolio holdings were distributed over the one- to 15-year maturity range rather than in the market's six- to eight-year maturity "sweet spot" undermined relative performance. Still, with today's steep yield curve, we are tempted to take advantage of more opportunities in the longer end of the yield curve.

After below-average issuance in fiscal 2008 (particularly in September, when the new issues calendar nearly dried up completely), and with many municipal entities needing to fund budget deficits, we expect new issuance to increase substantially in the year ahead. However, we believe demand bolstered by municipal securities' historically high after-tax yields will keep pace with supply. Also, we expect more muted selling by hedge funds to help support prices.

In closing, we could see more shocks to the financial system, a more prolonged and deeper recession than previously anticipated, and ongoing volatility in the financial markets. However, we are hopeful that a more aggressive response of global monetary authorities to the financial crisis and additional fiscal stimulus here and abroad will eventually prove effective.

California Intermediate Municipal Fund Inc.

For the fiscal year ended October 31, 2008, on a NAV basis, California Intermediate Municipal Fund returned (6.39%) compared to the Barclays Capital 10-Year Municipal Bond Index's (0.63%).

As of October 31, 2008, the Fund was comprised of 87.0% revenue bonds, 11.5% general obligation bonds, and 1.5% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 12.4% of assets. At the close of the reporting period, the Fund's duration was 5.2 years and its leverage position was 40.0% of assets.

Intermediate Municipal Fund Inc.

For the fiscal year ended October 31, 2008, on a NAV basis, Intermediate Municipal Fund returned (5.87%) compared to the Barclays Capital 10-Year Municipal Bond Index's (0.63%).

As of October 31, 2008, the Fund was comprised of 78.7% revenue bonds, 16.0% general obligation bonds, 3.8% pre-refunded/escrow bonds, and 1.5% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 11.4% of assets. At the close of the reporting period, the Fund's duration was 4.7 years and its leverage position was 40.0% of assets.

New York Intermediate Municipal Fund Inc.

For the fiscal year ended October 31, 2008, on a NAV basis, New York Intermediate Municipal Fund returned (6.50%) compared to the Barclays Capital 10-Year Municipal Bond Index's (0.63%).

As of October 31, 2008, the Fund was comprised of 93.5% revenue bonds, 3.7% general obligation bonds, and 2.8% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 19.6% of assets. At the close of the reporting period, the Fund's duration was 4.9 years and its leverage position was 40.4% of assets.

Sincerely,

James L. Iselin
Portfolio Manager

CALIFORNIA INTERMEDIATE

MUNICIPAL FUND

RATING DIVERSIFICATION

AAA/Government/ Government Agency	19.9%
AA	36.9
A	20.5
BBB	15.0
BB	1.3
B	0.0
CCC	0.5
Not Rated	5.9
Short Term	0.0

INTERMEDIATE MUNICIPAL FUND

RATING DIVERSIFICATION

AAA/Government/ Government Agency	27.5%
AA	28.4
A	16.6
BBB	15.8
BB	2.7
B	0.3
CCC	0.8
Not Rated	7.7
Short Term	0.2

NEW YORK INTERMEDIATE

MUNICIPAL FUND

RATING DIVERSIFICATION

AAA/Government/ Government Agency	18.3%
AA	35.6
A	10.3
BBB	17.5
BB	12.0
B	0.0
CCC	0.6
Not Rated	5.7
Short Term	0.0

PERFORMANCE HIGHLIGHTS

Neuberger Berman
	Inception		Average Annual Total Return
NAV[1,3,4,5]	Date	1 Year	5 Year	Since Inception
California Intermediate Municipal Fund	09/24/2002	(6.39%)	3.27%	3.64%
Intermediate Municipal Fund	09/24/2002	(5.87%)	3.38%	3.85%
New York Intermediate Municipal Fund	09/24/2002	(6.50%)	2.97%	3.45%
	Inception		Average Annual Total Return
Market Price[2,3,4,5]	Date	1 Year	5 Year	Since Inception
California Intermediate Municipal Fund	09/24/2002	(13.69%)	1.40%	(0.31%)
Intermediate Municipal Fund	09/24/2002	(9.95%)	1.58%	0.28%
New York Intermediate Municipal Fund	09/24/2002	(14.30%)	0.84%	(0.40%)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Funds are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1  Returns based on the net asset value (NAV) of the Funds.

2  Returns based on the market price of Fund shares on the American Stock Exchange.

3  A portion of the income from each Fund may be a tax preference item for purposes of the Federal Alternative Minimum Tax for certain investors.

4  Neuberger Berman Management LLC has contractually agreed to waive a portion of the management fees that it is entitled to receive from each Fund. Each undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management LLC. Absent such a waiver, the performance of each Fund would be lower.

5  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

Barclays Capital 10-Year Municipal Bond Index*:	Barclays Capital 10-Year Municipal Bond Index is the 10-year (8-12) component of the Barclays Capital Municipal Bond Index, which is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Lipper Closed-End Intermediate Municipal Debt Funds Average:	The average of all closed-end mutual funds tracked by Lipper that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

*  Effective November 3, 2008 Barclays Capital announced the combination of the existing Lehman Brothers indices with the Barclays Capital indices into a single platform under the "Barclays Capital Indices" name. The renamed Lehman Brothers indices will continue to operate under their existing methodology. The index name changes will be reflected in all updates going forward.

Please note that the indices and averages do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index and average is prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index or average.

Schedule of Investments California Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
Arizona (0.8%)
$750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$701
California (146.4%)
270	Abag Fin. Au. Cert. of Participation Rev. (Channing House), Ser. 1999, 4.90%, due 2/15/09	270	ß
3,050	Abag Fin. Au. Cert. of Participation Rev. (Episcopal Homes Foundation), Ser. 1998, 5.13%, due 7/1/18	2,590	ß
1,000	Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003 C, 5.13%, due 3/1/18	867	ß
1,250	Alameda Co. Cert. of Participation Ref. Rev., Ser. 2001 A, (MBIA Insured), 5.38%, due 12/1/17	1,279
1,285	Bay Area Governments Assoc. BART SFO Extension Rev. (Arpt. Premium Fare), Ser. 2002 A, (AMBAC Insured), 5.00%, due 8/1/21	1,231
1,000	Burbank Pub. Svc. Dept. Elec. Rev., Ser. 1998, (FSA Insured), 5.13%, due 6/1/16	1,010
365	California Co. Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 4.75%, due 6/1/19	358
1,750	California Ed. Fac. Au. Ref. Rev. (Stanford Univ.), Ser. 2001 R, 5.00%, due 11/1/21	1,758	ß
2,000	California HFA Home Mtge. Rev., Ser. 2006 E, (FGIC Insured), 4.88%, due 2/1/17	1,791
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004 I, 4.95%, due 7/1/26 Putable 7/1/14	1,914	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	1,841	ß
1,000	California Hlth. Fac. Fin. Au. Rev. (Kaiser Permanente), Ser. 1998 B, 5.00%, due 10/1/20	1,006	ß
2,000	California Infrastructure & Econ. Dev. Bank Rev. (Bay Area Toll Bridges), Ser. 2003 A, (FGIC Insured), 5.00%, due 7/1/29 Pre-Refunded 1/1/28	2,032
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006 A, 5.00%, due 6/1/16	438	ß
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	965
200	California Poll. Ctrl. Fin. Au., Ref. PCR (Pacific Gas & Elec. Co.), Ser. 1997 B, (LOC: JP Morgan Chase), 1.10%, due 11/3/08	200	µß
4,000	California Poll. Ctrl. Fin. Au. Ref. PCR (Pacific Gas & Elec. Co.), Ser. 1996 A, (MBIA Insured), 5.35%, due 12/1/16	3,848	ß
1,500	California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Republic Svc., Inc. Proj.), Ser. 2002 B, 5.25%, due 6/1/23 Putable 12/1/17	1,299	µß
3,000	California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2005 C, 5.13%, due 11/1/23	2,103	ß
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A, 5.75%, due 5/1/17 Pre-Refunded 5/1/12	2,764
1,000	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A, 5.38%, due 5/1/22 Pre-Refunded 5/1/12	1,093
1,470	California St. Dept. of Wtr. Rev. (Ctrl. Valley Proj.), Ser. 2008 AE, 5.00%, due 12/1/20	1,478
2,250	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	2,278
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End Complex), Ser. 2002 A, (AMBAC Insured), 5.25%, due 12/1/16	1,027
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004 B, 5.50%, due 6/1/20	1,110
3,000	California St. Pub. Works Board Lease Rev. (Regents of the Univ. of California, UCLA Replacement Hosp.), Ser. 2002 A, (FSA Insured), 5.38%, due 10/1/13	3,145
1,000	California St. Univ. Fresno Assoc., Inc. Rev. (Auxiliary Organization Event Ctr.), Ser. 2002, 5.00%, due 7/1/12	1,066
2,000	California Statewide CDA Cert. of Participation Rev. (Children's Hosp. Los Angeles), Ser. 1999, 5.13%, due 8/15/19	1,622	ß
1,630	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999, 5.38%, due 4/1/17	1,496	ß
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005 A, 5.00%, due 3/1/20	887	ß
5,000	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003 A, 6.00%, due 10/1/16	5,120	ß
1,500	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007 A, 5.30%, due 11/1/18	1,170	ß
1,000	California Statewide CDA Rev. (Daughters of Charity Hlth.), Ser. 2005 G, 5.00%, due 7/1/22	760	ß
500	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007 A, 4.80%, due 7/15/17	412	ß
1,020	Cerritos Pub. Fin. Au. Sub. Tax Allocation Rev. (Cerritos Redev. Proj.), Ser. 2002 B, 4.40%, due 11/1/16	958
2,550	Contra Costa Comm. College Dist. G.O., Ser. 2002, (FGIC Insured), 5.25%, due 8/1/17	2,633
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007 A, 5.00%, due 12/15/21	1,204	ß

See Notes to Schedule of Investments 7

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
$820	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007 B, 4.40%, due 9/1/12	$779
250	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007 B, 4.40%, due 9/1/13	233
2,000	Fresno Joint Pwr. Fin. Au. Lease Rev. (Master Lease Proj.), Ser. 2008 A, 5.00%, due 4/1/23	1,896
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002 A, (MBIA Insured), 6.00%, due 2/1/17	1,072
2,835	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (MBIA Insured), 5.00%, due 12/1/16	2,826
2,480	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (MBIA Insured), 5.25%, due 12/1/17	2,547
1,000	Kings Canyon Joint Unified Sch. Dist. G.O., Ser. 2002, (FGIC Insured), 5.38%, due 8/1/17	1,024
1,245	Long Beach Bond Fin. Au. Tax Allocation Rev. (Downtown, North Long Beach, Poly High, & West Beach Redev. Proj.), Ser. 2002 A, (AMBAC Insured), 5.38%, due 8/1/17 Pre-Refunded 8/1/12	1,352
500	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	543
1,275	Los Angeles Co. Long Beach Unified Sch. Dist. G.O., Ser. 2002 D, (FSA Insured), 5.00%, due 8/1/17 Pre-Refunded 8/1/10	1,347
5,000	Los Angeles Dept. of Arpts. Rev. (Los Angeles Int'l Arpt.), Ser. 2002 A, (FGIC Insured), 5.25%, due 5/15/18	5,082
500	Marin Co. Dixie Elementary Sch. Dist. G.O., Ser. 2000 A, (FSA Insured), 5.38%, due 8/1/17	515
1,045	Marin Co. Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.00%, due 7/1/17	1,063
1,090	Moreland Sch. Dist. Ref. G.O., Ser. 2002, (FGIC Insured), 5.13%, due 9/1/17	1,119
1,000	Mountain House Pub. Fin. Au. Util. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	911
535	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (FGIC Insured), 5.00%, due 1/1/16	532
565	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (FGIC Insured), 5.00%, due 1/1/17	552
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	425
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	411
1,045	Oakland G.O., Ser. 2002 A, (FGIC Insured), 5.00%, due 1/15/15	1,063
1,210	Oakland G.O., Ser. 2002 A, (FGIC Insured), 5.00%, due 1/15/18	1,216
605	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/16 Pre-Refunded 3/1/13	651
635	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/17 Pre-Refunded 3/1/13	684
1,290	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (FGIC Insured), 5.50%, due 9/1/17	1,300
1,445	Oceanside Cert. of Participation Ref. Rev., Ser. 2003 A, (AMBAC Insured), 5.25%, due 4/1/14	1,516
3,890	Port of Oakland Ref. Rev., Ser. 2002 N, (MBIA Insured), 5.00%, due 11/1/13	3,794
2,655	Riverside Co. Eastern Muni. Wtr. Dist. Cert. of Participation Wtr. & Swr. Rev., Ser. 2001 A, (FGIC Insured), 5.00%, due 7/1/19	2,664
440	Roseville Stone Point Comm. Fac. District Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	411
400	Sacramento Co. Sanitation Dist. Fin. Au. Rev., Ser. 2000 A, 5.60%, due 12/1/17	400
2,600	Sacramento Muni. Util. Dist. Elec. Rev., Ser. 1997 K, (AMBAC Insured), 5.70%, due 7/1/17	2,794
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003 B, 4.80%, due 9/1/15	819
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003 B, 4.90%, due 9/1/16	800
2,000	San Diego Unified Sch. Dist. G.O., Ser. 2002 D, (FGIC Insured), 5.25%, due 7/1/21	2,117
1,500	San Francisco City & Co. Int'l Arpt. Rev., Ser. 1999 23A, (FGIC Insured), 5.25%, due 5/1/16	1,453
5,000	San Francisco City & Co. Redev. Agcy. Lease Ref. Rev. (George R. Moscone Convention Ctr.), Ser. 2003, (FSA Insured), 5.00%, due 7/1/17	5,120
1,000	San Jose Arpt. Ref. Rev., Ser. 2003 B, (FSA Insured), 5.00%, due 3/1/11	1,026
1,615	San Jose Arpt. Ref. Rev., Ser. 2003 B, (FSA Insured), 5.00%, due 3/1/12	1,658
2,500	San Jose Fin. Au. Lease Rev. (Civic Ctr. Proj.), Ser. 2002 B, (AMBAC Insured), 5.25%, due 6/1/17	2,579
925	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002 J1, (AMBAC Insured), 4.95%, due 12/1/22	760	ß
4,000	San Mateo Co. Joint Pwr. Fin. Au. Lease Rev. (Youth Svc. Campus), Ser. 2008 A, 5.25%, due 7/15/28	3,871
1,620	Santa Clara Co. Fremont Union High Sch. Dist. G.O., Ser. 2002 C, (FSA Insured), 5.00%, due 9/1/20 Pre-Refunded 9/1/12	1,741
1,000	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev., Ser. 2003, 6.13%, due 3/1/13	957	ñ
525	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.40%, due 7/1/13	505
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	482
3,905	Solano Co. Cert. of Participation Rev., Ser. 2002, (MBIA Insured), 5.25%, due 11/1/17 Pre-Refunded 11/1/12	4,245
835	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	832
400	Southern California Pub. Pwr. Au. Rev. (Natural Gas Proj. Number 1), Ser. 2007 A, 5.00%, due 11/1/18	322

See Notes to Schedule of Investments 8

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
$1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005 A, (FSA Insured), 5.00%, due 9/1/21	$1,235
1,300	Tulare Local Hlth. Care Dist., Ser. 2007, 5.00%, due 11/1/20	1,062
		129,329
Florida (0.8%)
750	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	744	ß
Guam (0.8%)
700	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	676
Louisiana (2.7%)
1,500	Morehouse Parish Ref. PCR (Int'l Paper Co. Proj.), Ser. 2001 A, 5.25%, due 11/15/13	1,341	ß
1,250	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001 B, 5.50%, due 5/15/30	1,052
		2,393
New York (1.4%)
1,000	Nassau Co. IDA Continuing Care Retirement Comm. Rev. (The Amsterdam Harborside), Ser. 2007 A, 5.88%, due 1/1/18	868	ß
500	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005 A, 6.25%, due 3/1/15	415
		1,283
North Carolina (1.6%)
1,405	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2003 A, 5.50%, due 1/1/14	1,441
Pennsylvania (1.0%)
1,000	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.00%, due 1/1/18	906	ß
Puerto Rico (5.6%)
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002 A, (ACA Insured), 5.25%, due 8/1/15	924	ß
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002 A, (FSA Insured), 5.25%, due 8/1/17	3,018
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002 A, (FSA Insured), 5.25%, due 8/1/21	966
		4,908
Texas (1.4%)
900	Brazos River Au. Ref. PCR (TXU Energy Co. LLC Proj.), Ser. 2003 A, 6.75%, due 4/1/38 Putable 4/1/13	779	µß
500	Dallas-Fort Worth Int'l Arpt. Fac. Imp. Corp. Rev., Ser. 2004 A1, 6.15%, due 1/1/16	439	ß
		1,218
Virgin Islands (2.1%)
250	Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA Refinery), Ser. 2003, 6.13%, due 7/1/22	195
750	Virgin Islands Pub. Fin. Au. Rev. (Virgin Islands Matching Fund Loan Notes), Ser. 1998 E, 6.00%, due 10/1/22	725
1,000	Virgin Islands Wtr. & Pwr. Au. Elec. Sys. Ref. Rev., Ser. 1998, 5.30%, due 7/1/18	911
		1,831
	Total Investments (164.6%) (Cost $153,120)	145,430	##
	Cash, receivables and other assets, less liabilities (2.2%)	1,901
	Liquidation Value of Auction Market Preferred Shares [(66.8%)]	(59,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$88,331

See Notes to Schedule of Investments 9

Schedule of Investments Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
Alabama (1.6%)
$4,210	DCH Hlth. Care Au. Hlth. Care Fac. Rev., Ser. 2002, 5.25%, due 6/1/14	$4,239
Arizona (3.8%)
1,465	Arizona Energy Management Svcs. (Main) LLC Energy Conservation Rev. (Arizona St. Univ. Proj.-Main Campus), Ser. 2002, (MBIA Insured), 5.25%, due 7/1/17	1,507
2,000	Arizona St. Trans. Board Hwy. Rev., Ser. 2008 A, 5.00%, due 7/1/26	1,975
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008 A, 5.00%, due 10/1/22	2,293
1,255	Salt Verde Fin. Corp. Sr. Gas Rev., Ser. 2007, 5.25%, due 12/1/20	971
1,750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	1,636
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	1,872
		10,254
California (8.1%)
3,500	California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Republic Svcs., Inc. Proj.), Ser. 2002 B, 5.25%, due 6/1/23 Putable 12/1/17	3,032	µß
2,000	California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2005 C, 5.13%, due 11/1/23	1,402	ß
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A, 5.75%, due 5/1/17 Pre-Refunded 5/1/12	2,764
3,460	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A, 5.38%, due 5/1/22 Pre-Refunded 5/1/12	3,783
1,500	California St. Pub. Works Board Lease Rev., Ser. 2002 A, (AMBAC Insured), 5.25%, due 12/1/17	1,525
1,240	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003 A, 6.00%, due 10/1/16	1,270	ß
1,270	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007 A, 5.30%, due 11/1/18	991	ßØØ
2,800	Golden St. Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2003 A1, 6.25%, due 6/1/33	2,990
2,080	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (FGIC Insured), 5.50%, due 9/1/18	2,069
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003 B, 5.00%, due 9/1/17	714
1,500	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev., Ser. 2006, 4.88%, due 3/1/16	1,362	ñ
		21,902
Colorado (5.9%)
4,220	Colorado Springs Util. Sys. Sub. Lien Ref. Rev., Ser. 2002 A, (AMBAC Insured), 5.38%, due 11/15/18	4,355
1,785	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 1991 D, (XLCA Insured), 7.75%, due 11/15/13	1,902
4,000	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 2002 E, (FGIC Insured), 5.25%, due 11/15/14	3,896
1,000	Pub. Au. for Colorado Energy Natural Gas Purchase Rev., Ser. 2008, (LOC: Merrill Lynch Capital Markets), 6.13%, due 11/15/23	813
4,610	Thornton Cert. of Participation, Ser. 2002, (AMBAC Insured), 5.38%, due 12/1/16 Pre-Refunded 12/1/12	4,986
		15,952
Connecticut (0.9%)
2,400	Mashantucket Western Pequot Tribe Spec. Rev., Sub. Ser. 1997 B, 5.70%, due 9/1/12	2,305	ñ
District of Columbia (2.1%)
4,495	Dist. of Columbia (Washington, D.C.) Ref. G.O., Ser. 2002 C, (XLCA Insured), 5.25%, due 6/1/13	4,688
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys., Ser. 2008 A, 5.50%, due 10/1/18	939
		5,627
Florida (8.2%)
2,335	Fiddlers Creek Comm. Dev. Dist. Number 2 Spec. Assessment Rev., Ser. 2003 A, 6.00%, due 5/1/16	1,986
1,750	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	1,735	ß
8,140	Orange Co. Sales Tax Ref. Rev., Ser. 2002 A, (FGIC Insured), 5.13%, due 1/1/18	8,226

See Notes to Schedule of Investments 10

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
$2,085	Palm Beach Co. Hlth. Fac. Au. Hosp. Ref. Rev. (BRCH Corp. Oblig. Group), Ser. 2001, 5.00%, due 12/1/12	$1,955	ß
7,000	Palm Beach Co. Sch. Board Cert. of Participation, Ser. 2001 B, (AMBAC Insured), 5.38%, due 8/1/17	7,182
1,000	Sarasota Co. Util. Sys. Ref. Rev., Ser. 2002 C, (FGIC Insured), 5.25%, due 10/1/20	990
		22,074
Georgia (3.1%)
4,575	Henry Co. Wtr. & Swr. Au. Wtr. & Swr. Ref. Rev., Ser. 2002 A, (MBIA Insured), 5.13%, due 2/1/17	4,803
1,000	Main Street Natural Gas, Inc. Gas Proj. Rev., Ser. 2007 B, 5.00%, due 3/15/14	873
2,710	Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp., Inc. Proj.), Ser. 2002, (MBIA Insured), 5.50%, due 1/1/18	2,770	ß
		8,446
Illinois (13.2%)
3,000	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	2,652
5,940	Chicago G.O., Ser. 2002 A, (AMBAC Insured), 5.38%, due 1/1/17 Pre-Refunded 7/1/12	6,388
180	Chicago G.O. (Unrefunded Bal.), Ser. 2002 A, (AMBAC Insured), 5.38%, due 1/1/17	186
1,500	Chicago Metro. Wtr. Reclamation Dist. Cap. Imp. G.O., Ser. 2002 C, 5.38%, due 12/1/16 Pre-Refunded 12/1/12	1,617	ØØ
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	1,934
5,130	Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History), Ser. 2002, 4.30%, due 11/1/36 Putable 11/1/13	5,078	µß
4,000	Illinois Fin. Au. Rev. (Clare Oaks Proj.), Ser. 2006 A, 5.75%, due 11/15/16	3,565	ß
5,000	Illinois G.O., Ser. 2002, (MBIA Insured), 5.25%, due 10/1/14	5,250
3,000	Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.) (Unrefunded Bal.), Ser. 1997 A, (MBIA Insured), 6.00%, due 7/1/14	3,302	ß
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998 A, (FGIC Insured), 5.50%, due 6/15/17	1,810
2,000	Kane, Cooke, & DuPage Cos. Elgin Sch. Dist. Number U-46 G.O., Ser. 1998, (FSA Insured), 5.35%, due 1/1/15	2,076
2,250	Southwestern Illinois Local Gov't Dev. Au. Rev., (Collinsville Ltd.), Ser. 2007, 5.00%, due 3/1/25	1,722
		35,580
Indiana (10.2%)
1,995	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001 A, 5.38%, due 2/1/17 Pre-Refunded 2/1/13	2,176
760	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001 B, 5.25%, due 2/1/18 Pre-Refunded 2/1/13	818
8,005	Indiana Bond Bank Rev. (Unrefunded Bal. Revolving Fund Prog.), Ser. 2001 A, 5.38%, due 2/1/17	8,313
2,800	Indiana Bond Bank Rev. (Unrefunded Bal. Revolving Fund Prog.), Ser. 2002 B, 5.25%, due 2/1/18	2,891
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006 B, 5.00%, due 2/15/21	3,420	ß
1,000	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2003 B, (MBIA Insured), 5.25%, due 1/1/18	1,023
2,050	Indiana St. Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of St. Francis), Ser. 2001, 5.35%, due 11/1/15	2,076	ß
1,065	Indiana St. Recreational Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/18	1,086
1,125	Indiana St. Recreational Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/19	1,141
2,580	Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.), Ser. 2003 A, (FSA Insured), 5.63%, due 1/1/17	2,481
2,000	Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care Ctr. Proj.), Ser. 2002, (Radian Insured), 5.50%, due 11/1/17	2,034	ß
		27,459
Iowa (2.6%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007 C, 5.00%, due 6/1/15	1,004
3,000	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2001 B, 5.30%, due 6/1/25 Pre-Refunded 6/1/11	3,151
3,000	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2005 C, 5.38%, due 6/1/38	1,915

See Notes to Schedule of Investments 11

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
$1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. (Merged Area X), Ser. 2007 1B, 5.00%, due 6/1/17	$976
		7,046
Louisiana (1.1%)
2,500	Morehouse Parish Ref. PCR (Int'l Paper Co. Proj.), Ser. 2001 A, 5.25%, due 11/15/13	2,234	ß
1,000	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001 B, 5.50%, due 5/15/30	842
		3,076
Maryland (0.4%)
1,000	Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp. of Cecil Co.), Ser. 2002, 5.50%, due 7/1/14	1,000	ß
Massachusetts (8.9%)
3,000	Massachusetts Port Au. Spec. Fac. Rev. (Delta Air Lines, Inc. Proj.), Ser. 2001 A, (AMBAC Insured), 5.50%, due 1/1/19	2,018	ß
1,850	Massachusetts St. G.O., Ser. 2002 E, (MBIA Insured), 5.38%, due 1/1/18 Pre-Refunded 1/1/13	1,987	ØØ
2,450	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Caritas Christi Oblig. Group), Ser. 1999 A, 5.70%, due 7/1/15	2,285	ß
2,420	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville Reg. Hosp.), Ser. 1998 C, 5.75%, due 7/15/13	2,326	ß
4,935	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (New England Med. Ctr. Hosp.), Ser. 2002 H, (FGIC Insured), 5.38%, due 5/15/16 Pre-Refunded 5/15/12	5,278	ß
5,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002 A, 5.25%, due 8/1/19	5,141
2,775	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001 7, 5.25%, due 2/1/16	2,881
2,000	Massachusetts St. Wtr. Poll. Abatement Trust. Rev. (Pool Prog.), Ser. 2001 7, 5.25%, due 2/1/16 Pre-Refunded 8/1/11	2,123
		24,039
Michigan (5.2%)
3,075	Detroit Sch. Dist. Sch. Bldg. & Site Imp. G.O., Ser. 2002 A, (FGIC Insured), 5.50%, due 5/1/15 Pre-Refunded 5/1/13	3,357
1,070	Ingham & Clinton Cos. East Lansing Bldg. Au. Ref. G.O., Ser. 1999, 5.25%, due 10/1/16	1,081
1,375	Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002, 5.25%, due 5/1/17 Pre-Refunded 11/1/12	1,481
1,500	Michigan St. Bldg. Au. Rev. (Fac. Prog.), Ser. 2001 II, 5.50%, due 10/15/18 Pre-Refunded 10/15/11	1,612
3,850	Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont Hosp.), Ser. 1996, 6.25%, due 1/1/12	3,966	ß
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	1,633
975	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	904
		14,034
Minnesota (2.4%)
2,000	Freeborn Co. Hsg. & Redev. Au. Lease Rev. (Criminal Justice Ctr. Proj.), Ser. 2002, 5.38%, due 2/1/17	2,034
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	1,884	ß
2,540	St. Paul Port Au. Lease Rev. (Office Bldg. at Cedar Street), Ser. 2002, 5.00%, due 12/1/17	2,600
		6,518
Mississippi (0.6%)
1,500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008 D, 5.00%, due 8/1/15	1,526	ß
Missouri (5.0%)
3,495	Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co. Extension Proj.), Ser. 2002 B, (FSA Insured), 5.25%, due 10/1/16	3,603
2,000	Boone Co. Hosp. Ref. Rev. (Boone Hosp. Ctr.), Ser. 2002, 5.05%, due 8/1/20	1,750	ß
2,425	Branson Dev. Fin. Board Infrastructure Fac. Board Rev., Ser. 2003 A, 5.00%, due 12/1/17	2,265

See Notes to Schedule of Investments 12

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
$725	Branson Ind. Dev. Au. Ltd. Oblig. Tax Increment Rev. (Branson Landing-Retail Proj.), Ser. 2005, 5.25%, due 6/1/21	$582
2,000	Missouri St. Env. Imp. & Energy Res. Au. Wtr. Poll. Ctrl. & Drinking Wtr. Rev., Ser. 2002 B, 5.50%, due 7/1/16	2,122
435	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001 II, (FHA Insured), 5.25%, due 12/1/16	427	[a]
110	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001 III, (FHA Insured), 5.05%, due 12/1/15	109
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007 A, (XLCA Insured), 5.00%, due 4/1/26	2,609
		13,467
Nebraska (0.3%)
1,025	Central Plains Energy Proj. Rev. (Nebraska Gas Proj. Number 1), Ser. 2007 A, 5.00%, due 12/1/14	871	ØØ
Nevada (4.6%)
5,335	Clark Co. Passenger Fac. Charge Ref. Rev. (Las Vegas-McCarran Int'l Arpt. Proj.), Ser. 2002 A, (MBIA Insured), 5.25%, due 7/1/10	5,385
4,355	Las Vegas Valley Wtr. Dist. Ref. & Wtr. Imp. G.O., Ser. 2003 A, (FGIC Insured), 5.25%, due 6/1/16	4,523
2,295	Truckee Meadows Wtr. Au. Wtr. Rev., Ser. 2001 A, (FSA Insured), 5.50%, due 7/1/15	2,387
		12,295
New Hampshire (1.6%)
2,310	New Hampshire Hlth. Ed. Fac. Au. Rev. (Univ. Sys. of New Hampshire), Ser. 2001, (AMBAC Insured), 5.38%, due 7/1/17 Pre-Refunded 7/1/11	2,473	ØØ
1,700	New Hampshire Hlth. Ed. Fac. Au. Rev. (Univ. Sys. of New Hampshire) (Unrefunded Bal.), Ser. 2001, (AMBAC Insured), 5.38%, due 7/1/17	1,760
		4,233
New Jersey (6.5%)
5,000	New Jersey Bldg. Au. St. Bldg. Ref. Rev., Ser. 2002 B, (FSA Insured), 5.25%, due 12/15/15	5,229
1,500	New Jersey Econ. Dev. Au. Cigarette Tax Rev., Ser. 2004, 5.63%, due 6/15/19	1,308
700	New Jersey Econ. Dev. Au. Retirement Comm. Rev. Ref. (Seabrook Village, Inc. Fac.), Ser. 2006, 5.25%, due 11/15/26	499	ß
6,900	New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology), Ser. 2002 C, 5.25%, due 7/1/17 Pre-Refunded 7/1/13	7,433	ß
4,000	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Somerset Med. Ctr. Issue), Ser. 2003, 5.50%, due 7/1/18	3,109	ß
		17,578
New York (4.7%)
870	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	920
3,250	New York City G.O., Ser. 2002 C, 5.50%, due 8/1/15	3,382
2,580	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002 A, (ACA Insured), 5.50%, due 6/1/14	2,475	ß
750	New York City IDA Civic Fac. Rev. (Vaughn College of Aeronautics and Technology), Ser. 2006 A, 5.00%, due 12/1/21	582	ß
2,750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005 A, 6.25%, due 3/1/15	2,281
1,250	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006 A, 6.13%, due 2/15/19	149	#‡
1,700	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003 A, 5.38%, due 3/15/20 Pre-Refunded 3/15/13	1,854
1,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 2006-132, (LOC: Dexia Credit Locale de France), 1.90%, due 11/3/08	1,000	µ
		12,643
North Dakota (1.6%)
4,100	Fargo Hlth. Sys. Rev. (Meritcare Obligated Group), Ser. 2002 A, (AMBAC Insured), 5.63%, due 6/1/17	4,259	ß

See Notes to Schedule of Investments 13

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
Ohio (1.4%)
$3,760	Ohio Air Quality Dev. Au. Env. Imp. Ref. Rev. (USX Corp. Proj.), Ser. 1995, 5.00%, due 11/1/15 Putable 11/1/11	$3,748	µß
Pennsylvania (6.3%)
1,765	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.05%, due 1/1/19	1,582	ß
565	Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003, 5.25%, due 7/1/18 Pre-Refunded 7/1/13	610
435	Delaware River Joint Toll Bridge Comm. Sys. Rev. (Unrefunded Bal.), Ser. 2003, 5.25%, due 7/1/18	445
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008 A, 6.10%, due 7/1/22	1,617	ß
2,000	Lehigh Co. Gen. Purp. Au. Rev. (KidsPeace Oblig. Group), Ser. 1998, 6.00%, due 11/1/23	1,383	ß
5,000	Montgomery Co. Higher Ed. & Hlth. Au. Hosp. Rev. (Abington Mem. Hosp. Proj.), Ser. 2002 A, 5.00%, due 6/1/19	4,476	ß
1,000	Pennsylvania Econ. Dev. Fin. Au. Res. Rec. Ref. Rev. (Colver Proj.), Ser. 2005 G, 5.13%, due 12/1/15	892
2,000	Philadelphia Arpt. Ref. Rev. (Philadelphia Arpt. Sys.), Ser. 1998 A, (FGIC Insured), 5.38%, due 6/15/14	1,984
1,480	Sayre Hlth. Care Fac. Au. Rev., (Guthrie Hlth. Proj.), Ser. 2002 A, 5.75%, due 12/1/21 Pre-Refunded 12/1/11	1,605	ß
520	Sayre Hlth. Care Fac. Au. Rev. (Unrefunded Bal.), (Guthrie Hlth. Proj.), Ser. 2002 A, 5.75%, due 12/1/21	491	ß
2,000	Westmoreland Co. IDA Gtd. Rev. (Nat'l Waste & Energy Corp., Valley Landfill Expansion Proj.), Ser. 1993, 5.10%, due 5/1/18 Putable 5/1/09	1,988	µß
		17,073
South Carolina (5.9%)
1,100	Charleston Co. Sch. Dist. G.O., Ser. 2001, (FSA Insured), 5.00%, due 2/1/18	1,121
2,140	Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev., Ser. 2002, (FGIC Insured), 5.25%, due 12/1/17	2,206
2,345	South Carolina Jobs Econ. Dev. Au. Hosp. Ref. Rev. (Palmetto Hlth. Alliance), Ser. 2003 A, 6.00%, due 8/1/13	2,341	ß
2,000	South Carolina Jobs Econ. Dev. Au. Hosp. Ref. Rev. (Palmetto Hlth. Alliance), Ser. 2003 A, 6.13%, due 8/1/23	1,830	ß
4,665	South Carolina St. Pub. Svc. Au. Rev., Ser. 2002 B, (FSA Insured), 5.38%, due 1/1/18	4,804
3,500	Union Co. IDR (Federal Paper Board Co., Inc. Proj.), Ser. 1989, 4.55%, due 11/1/09	3,515	ß
		15,817
Tennessee (2.3%)
1,655	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev., Ser. 2002 A, (FSA Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	1,792	ß
1,360	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev. (Unrefunded Bal.), Ser. 2002 A, (FSA Insured), 5.50%, due 1/1/18	1,415	ß
3,085	Memphis-Shelby Co. Arpt. Au. Spec. Fac. Ref. Rev. (Federal Express Corp.), Ser. 2002, 5.05%, due 9/1/12	2,969	ß
		6,176
Texas (23.8%)
4,145	Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at Dallas-Waterview Park Proj.), Ser. 2002, (ACA Insured), 5.00%, due 1/1/23	3,077	ß
920	Austin Convention Enterprises, Inc. Convention Ctr. Hotel First Tier Rev., Ser. 2001 A, 6.38%, due 1/1/16 Pre-Refunded 1/1/11	982
3,300	Brazos River Au. Ref. PCR (TXU Energy Co. LLC Proj.), Ser. 2003 A, 6.75%, due 4/1/38 Putable 4/1/13	2,857	µß
1,000	Brazos River Au. Ref. PCR (TXU Energy Co. LLC Proj.), Ser. 2003 D, 5.40%, due 10/1/29 Putable 10/1/14	790	µß
3,600	Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002, (FSA Insured), 5.50%, due 9/1/17	3,752
2,100	Dallas-Fort Worth Int'l Arpt. Fac. Imp. Corp. Rev., Ser. 2004 A1, 6.15%, due 1/1/16	1,845	ß
1,935	Dallas-Fort Worth Int'l Arpt. Imp. Rev., Ser. 2004 B, (FSA Insured), 5.50%, due 11/1/18	1,800
1,750	Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002 A, 5.63%, due 4/15/16	1,720
1,745	Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002 A, 5.63%, due 4/15/17	1,682
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008 B, 5.00%, due 10/1/19	2,347
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008 B, 5.00%, due 8/15/33	2,626
2,210	Harris Co. Toll Road Sr. Lien Rev., (Unrefunded Bal.), Ser. 2002, (FSA Insured), 5.38%, due 8/15/16	2,299
4,790	Harris Co. Toll Road Sr. Lien Rev., Ser. 2002, (FSA Insured), 5.38%, due 8/15/16 Pre-Refunded 8/15/12	5,172

See Notes to Schedule of Investments 14

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
$610	HFDC Central Texas, Inc. Retirement Fac. Rev., Ser. 2006 A, 5.25%, due 11/1/15	$538	ß
3,235	Houston Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001 A, (FGIC Insured), 5.50%, due 7/1/16	3,114
4,955	Houston Pub. Imp. Ref. G.O., Ser. 2002, (MBIA Insured), 5.25%, due 3/1/17	5,094
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008 A, 5.00%, due 3/1/20	997	Ø
4,780	North Central Hlth. Fac. Dev. Corp. Hosp. Ref. Rev. (Baylor Hlth. Care Sys. Proj.), Ser. 1998, 5.10%, due 5/15/13	4,869	ß
950	Northwest Texas Independent Sch. Dist. Sch. Bldg., Ser. 2002, (PSF Insured), 5.50%, due 8/15/17 Pre-Refunded 2/15/13	1,035
50	Northwest Texas Independent Sch. Dist. Sch. Bldg. (Unrefunded Bal.), Ser. 2002, (PSF Insured), 5.50%, due 8/15/17	52
20	San Antonio Cert. of Obligation G.O., Ser. 2002, 5.00%, due 2/1/14 Pre-Refunded 2/1/12	21
6,795	San Antonio Independent Sch. Dist. Unlimited Tax G.O., Ser. 2001 B, (PSF Insured), 5.38%, due 8/15/17	6,989
1,240	San Antonio Unrefunded Balance Cert. of Obligation G.O. (Unrefunded Bal.), Ser. 2002, 5.00%, due 2/1/14	1,286
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	416	ß
910	Southmost Reg. Wtr. Auth. Wtr. Supply Contract Rev., Ser. 2002, (MBIA Insured), 5.50%, due 9/1/19 Pre-Refunded 9/1/12	986
1,000	Southmost Reg. Wtr. Auth. Wtr. Supply Contract Rev. (Unrefunded Bal.), Ser. 2002, (MBIA Insured), 5.50%, due 9/1/19	1,026
4,200	Tarrant Reg. Wtr. Dist. Wtr. Ref. & Imp. Rev., Ser. 2002, (FSA Insured), 5.38%, due 3/1/16	4,401
300	Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.), Ser. 2002, 5.50%, due 9/1/12	313
1,000	Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.), Ser. 2003, (MBIA Insured), 5.50%, due 2/1/16 Pre-Refunded 2/1/13	1,087
1,085	Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13	1,022
		64,195
Utah (0.4%)
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,151
Virgin Islands (0.7%)
1,000	Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA Refinery), Ser. 2003, 6.13%, due 7/1/22	779
1,500	Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA Refinery), Ser. 2004, 5.88%, due 7/1/22	1,139	ß
		1,918
Virginia (1.0%)
2,620	Peninsula Ports Au. Res. Care Fac. Ref. Rev. (VA Baptist Homes), Ser. 2006 C, 5.25%, due 12/1/21	2,011	ß
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	737	ß
		2,748
Washington (10.7%)
8,800	Energy Northwest Elec. Ref. Rev. (Proj. Number 3), Ser. 2001 A, (FSA Insured), 5.50%, due 7/1/17	9,113
5,000	King & Snohomish Cos. Northshore Sch. Dist. Number 417 G.O., Ser. 2002, (FSA Insured), 5.50%, due 12/1/17 Pre-Refunded 6/1/12	5,417
6,250	Port of Seattle Sub. Lien Rev., Ser. 2002 B, (FGIC Insured), 5.50%, due 9/1/16	6,013
1,000	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	759
1,000	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/23	811
1,625	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/18	1,411
2,500	Tacoma Wtr. Sys. Rev., Ser. 2001, (FGIC Insured), 5.13%, due 12/1/19	2,526
3,125	Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem. Hosp. Assoc.), Ser. 2002, (ACA Insured), 5.00%, due 12/1/17	2,658	ß
		28,708

See Notes to Schedule of Investments 15

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
West Virginia (0.4%)
$1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	$984
Wisconsin (6.0%)
1,290	Badger Tobacco Asset Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27	1,217
1,900	Univ. of Wisconsin Hosp. & Clinics Au. Hosp. Rev., Ser. 2002 B, 5.50%, due 4/1/12	1,925
1,370	Wisconsin Hlth. & Ed. Fac. Au. Rev. (Aurora Med. Group, Inc. Proj.), Ser. 1996, (FSA Insured), 6.00%, due 11/15/11	1,480	ß
1,000	Wisconsin Hlth. & Ed. Fac. Au. Rev., (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	933	ß
7,205	Wisconsin St. G.O., Ser. 2002 C, (MBIA Insured), 5.25%, due 5/1/17 Pre-Refunded 5/1/12	7,696
2,780	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Kenosha Hosp. & Med. Ctr., Inc. Proj.), Ser. 1999, 5.50%, due 5/15/15	2,785	ß
		16,036
Wyoming (1.5%)
4,895	Wyoming Comm. Dev. Au. Hsg. Rev., Ser. 2006 6, 5.00%, due 12/1/21	4,029
Other (1.6%)
2,000	MuniMae Subordinated Cumulative Perpetual Preferred Shares, Ser. C, 4.70%, due 6/30/49 Putable 9/30/09	1,978	ñ
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006 C, 4.72%, due 9/15/37	2,340	Ñ
		4,318
	Total Investments (164.6%) (Cost $465,924)	443,324	##
	Cash, receivables and other assets, less liabilities (2.0%)	5,377
	Liquidation Value of Auction Market Preferred Shares [(66.6%)]	(179,400)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$269,301

See Notes to Schedule of Investments 16

Schedule of Investments New York Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
Arizona (0.7%)
$500	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$467
California (1.3%)
1,000	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev., Ser. 2003, 6.13%, due 3/1/13	957	ñ
Florida (0.7%)
500	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	496	ß
Guam (0.7%)
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	483
Louisiana (2.4%)
1,000	Morehouse Parish Ref. PCR (Int'l Paper Co. Proj.), Ser. 2001 A, 5.25%, due 11/15/13	894	ß
1,000	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001 B, 5.50%, due 5/15/30	842
		1,736
New York (152.6%)
3,000	Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr. for Med. Science Proj.), Ser. 2002 A, 6.00%, due 7/1/19	2,706
1,000	Buffalo & Fort Erie Pub. Bldg. Au. Toll Bridge Sys. Rev., Ser. 2005, (LOC: Bank of Nova Scotia), 4.00%, due 1/1/25 Putable 7/1/10	1,013	µ
500	Cattaraugus Co. IDA (St. Bonaventure Univ. Proj.), Ser. 2006 A, 5.00%, due 5/1/23	406	ß
1,000	Dutchess Co. IDA Civic Fac. Ref. Rev. (Marist College Proj.), Ser. 2003 A, 5.15%, due 7/1/17	1,019	ß
2,000	Dutchess Co. IDA Ind. Dev. Rev. (IBM Proj.), Ser. 1999, 5.45%, due 12/1/29 Putable 12/1/09	2,063	ß
500	Essex Co. IDA Solid Waste Disp. Rev. (Int'l Paper Co. Proj.), Ser. 2005 A, 5.20%, due 12/1/23	343	ß
2,000	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 1998 A, (FSA Insured), 5.50%, due 12/1/13	2,205
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006 E, (FGIC Insured), 5.00%, due 12/1/21	1,055
1,000	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	1,057
750	Madison Co. IDA Civic Fac. Rev. (Oneida Hlth. Sys., Inc. Proj.), Ser. 2007, 5.25%, due 2/1/27	575	ß
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. Rochester), Ser. 2005, 5.00%, due 8/1/15	933	ß
980	Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg. Foundation—Rochester Institute of Technology Proj.), Ser. 1999 A, 5.25%, due 4/1/19	842	ß
1,000	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	928
1,000	Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13	1,069
1,125	Nassau Co. IDA Continuing Care Retirement Comm. Rev. (The Amsterdam Harborside), Ser. 2007 A, 5.88%, due 1/1/18	976	ß
1,000	New York City G.O., Ser. 2002 A, 5.75%, due 8/1/16	1,039
750	New York City G.O., Ser. 2002 C, 5.50%, due 8/1/15	780
1,410	New York City Hlth. & Hosp. Corp. Rev., Ser. 2002 A, (FSA Insured), 5.50%, due 2/15/13	1,471	ß
4,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002 E-2, 5.05%, due 11/1/23	3,320
1,000	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002 A, (ACA Insured), 5.50%, due 6/1/15	945	ß
1,030	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002 A, (ACA Insured), 5.50%, due 6/1/17	947	ß
2,920	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	2,923	ß
750	New York City IDA Civic Fac. Rev. (Vaughn College of Aeronautics and Technology), Ser. 2006 A, 5.00%, due 12/1/21	582	ß
1,000	New York City IDA IDR (Brooklyn Navy Yard Cogeneration Partners, L.P. Proj.), Ser. 1997, 6.20%, due 10/1/22	910	ß
750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005 A, 6.25%, due 3/1/15	622

See Notes to Schedule of Investments 17

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
$2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19 Putable 1/1/16	$1,916	µß
1,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2008 CC, 5.13%, due 6/15/30	971
960	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1992 A, (AMBAC Insured), 5.88%, due 6/15/13	1,070
4,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2002 D, 5.25%, due 6/15/15	4,170
3,000	New York City Transitional Fin. Au. Ref. Rev., Ser. 2002 B, 5.25%, due 2/1/29	3,095
2,025	New York City Transitional Fin. Au. Ref. Rev., Ser. 2002 C, (AMBAC Insured), 5.25%, due 8/1/17	2,084
750	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006 A, 6.13%, due 2/15/19	90	#‡
2,000	New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue), Ser. 2003 A, 5.50%, due 5/15/17 Pre-Refunded 5/15/13	2,193
1,675	New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003 A, (Radian Insured), 5.25%, due 9/1/15	1,708	ß
1,600	New York St. Dorm. Au. Insured Rev. (The Culinary Institute of America), Ser. 1999, (MBIA Insured), 5.38%, due 7/1/15	1,630	ß
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,087	ß
1,125	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995 A, 5.63%, due 7/1/16	1,176
1,010	New York St. Dorm. Au. Rev. (Columbia Univ. Proj.), Ser. 2001 A, 5.25%, due 7/1/16 Pre-Refunded 7/1/11	1,085	ß
2,985	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/14	2,806	ß
2,000	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/16	1,815	ß
2,000	New York St. Dorm. Au. Rev. (Mount Sinai NYU Hlth.), Ser. 2000 C, 5.50%, due 7/1/26	1,557	ß
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (MBIA Insured), 5.00%, due 7/1/21	1,943	ß
525	New York St. Dorm. Au. Rev. (New York Methodist Hosp.), Ser. 2004, 5.25%, due 7/1/18	448	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	463	ß
2,855	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	2,861	ß
2,410	New York St. Dorm. Au. Rev. (Rochester Institute of Technology Proj.), Ser. 2002 A, (AMBAC Insured), 5.25%, due 7/1/19	2,445	ß
3,000	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Bank), 4.60%, due 7/1/16	2,767
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	878	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006 A, 5.00%, due 7/1/20	793	ß
1,135	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007 B, 5.25%, due 7/1/24	872	ß
250	New York St. Dorm. Au. Rev. Secured Hosp. Ref. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998 J, 5.20%, due 2/15/16	250	ß
3,900	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2003 A, 5.38%, due 3/15/17 Pre-Refunded 3/15/13	4,253
5,000	New York St. Energy Res. & Dev. Au. Fac. Rev. (Consolidated Edison Co. of New York, Inc. Proj.), Ser. 2001, 4.70%, due 6/1/36 Putable 10/1/12	4,978	µß
1,500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004 A, 4.45%, due 7/1/17 Putable 7/1/09	1,482	µß
1,000	New York St. Env. Fac. Corp. St. Clean Wtr. & Drinking Wtr. Rev., Ser. 2008-B, 5.00%, due 6/15/28	973
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 1997-67, 5.70%, due 10/1/17	1,970
2,000	New York St. Pwr. Au. Rev., Ser. 2002 A, 5.25%, due 11/15/16 Pre-Refunded 11/15/12	2,156
250	New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc. Rev., Ser. 2002 C, 4.00%, due 1/1/20 Putable 1/1/11	251	µ
2,000	Niagara Co. IDA Civic Fac. Rev. (Niagara Univ. Proj.), Ser. 2001 A, (Radian Insured), 5.50%, due 11/1/16	2,047	ß
2,500	Niagara Co. IDA Solid Waste Disp. Fac. Ref. Rev. (American Ref.-Fuel Co. of Niagara), Ser. 2001 C, 5.63%, due 11/15/24 Putable 11/15/14	2,246	µß
3,000	Port Authority of NY & NJ Rev., Ser. 2002, (AMBAC Insured), 5.50%, due 12/15/12	3,134
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007 B, 5.00%, due 12/1/22	800	ß
3,000	Triborough Bridge & Tunnel Au. Gen. Purp. Ref. Rev., Ser. 2002 B, 5.25%, due 11/15/18	3,080
2,000	Triborough Bridge & Tunnel Au. Rev., Ser. 2008 D, 5.00%, due 11/15/23	1,990
1,535	Ulster Co. Res. Rec. Agcy. Solid Waste Sys. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	1,600
500	United Nations Dev. Corp. Sr. Lien. Ref. Rev., Ser. 2004 A, 5.25%, due 7/1/17	501

See Notes to Schedule of Investments 18

PRINCIPAL AMOUNT	SECURITY@	VALUE†
(000's omitted)		(000's omitted)
$1,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal on Hudson Proj.), Ser. 2003 B, 5.70%, due 1/1/34 Putable 1/1/10	$989	µß
1,000	Yonkers IDA Civic Fac. Rev. (Comm. Dev. Properties-Yonkers, Inc.), Ser. 2001 A, 6.25%, due 2/1/16 Pre-Refunded 2/1/11	1,061	ß
		108,413
Pennsylvania (2.0%)
1,590	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 5.90%, due 1/1/17	1,448	ß
Puerto Rico (1.4%)
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002 A, (ACA Insured), 5.25%, due 8/1/16	964	ß
Texas (1.5%)
800	Brazos River Au. Ref. PCR (TXU Energy Co. LLC Proj.), Ser. 2003 A, 6.75%, due 4/1/38 Putable 4/1/13	693	µß
400	Dallas-Fort Worth Int'l Arpt. Fac. Imp. Corp. Rev., Ser. 2004 A-1, 6.15%, due 1/1/16	351	ß
		1,044
Virgin Islands (1.3%)
250	Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA Refinery), Ser. 2003, 6.13%, due 7/1/22	195
750	Virgin Islands Pub. Fin. Au. Rev. (Virgin Islands Matching Fund Loan Notes), Ser. 1998 E, 6.00%, due 10/1/22	724
		919
	Total Investments (164.6%) (Cost $124,019)	116,927	##
	Cash, receivables and other assets, less liabilities (3.3%)	2,378
	Liquidation Value of Auction Market Preferred Shares [(67.9%)]	(48,250)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$71,055

See Notes to Schedule of Investments 19

Notes to Schedule of Investments

†  Investments in securities by Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", and collectively, the "Funds") are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the funds seek to obtain quotations from principal market makers. If such quotations are not readily available, securities a re valued using methods each Fund's Board of Directors has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

##  At October 31, 2008, selected Fund information on a U.S. federal income tax basis was as follows:

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$153,120	$953	$8,643	$(7,690)
Intermediate	465,924	4,177	26,777	(22,600)
New York	124,019	583	7,675	(7,092)

@  At time of investment, municipal securities purchased by the Funds are within the four highest rating categories (with respect to at least 80% of total assets) assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc., Standard & Poor's, or Fitch Investors Services, Inc. or, where not rated, are determined by the Funds' investment manager to be of comparable quality. Approximately 76%, 71%, and 64% of the municipal securities held by California, Intermediate, and New York, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumental ities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

ß  Security is guaranteed by the corporate or non-profit obligor.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2008, these securities amounted to approximately $957,000 or 1.1% of net assets applicable to common shareholders for California, approximately $5,645,000 or 2.1% of net assets applicable to common shareholders for Intermediate, and approximately $957,000 or 1.3% of net assets applicable to common shareholders for New York.

Ñ  These securities have been deemed by the investment manager to be illiquid. At October 31, 2008, these securities amounted to $2,340,000 or 0.9% of net assets for Intermediate.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2008.

See Notes to Financial Statements 20

Notes to Schedule of Investments (cont'd)

a  Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2008, these securities amounted to $997,000 or 0.4% of net assets applicable to common shareholders for Intermediate.

ØØ  All or a portion of this security is segregated as collateral for when-issued purchase commitments.

#  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At October 31, 2008, these securities amounted to approximately $149,000 or 0.1% of net assets applicable to common shareholders for Intermediate and approximately $90,000 or 0.1% for New York.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of October 31, 2008	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of October 31, 2008
Intermediate	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006 A, 6.13%, due 2/15/19	8/4/2006	$1,250	0.4%	$149	0.1%
New York	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006 A, 6.13%, due 2/15/19	8/4/2006	750	0.9	90	0.1

‡  Security is in default.

See Notes to Financial Statements 21

Statements of Assets and Liabilities

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	October 31, 2008	October 31, 2008	October 31, 2008
Assets
Investments in securities, at market value* (Note A)— see Schedule of Investments:	$145,430	$443,324	$116,927
Cash	—	332	890
Interest receivable	2,420	7,962	2,053
Prepaid expenses and other assets	7	8	2
Total Assets	147,857	451,626	119,872
Liabilities
Due to custodian	30	—	—
Distributions payable—preferred shares	10	562	146
Distributions payable—common shares	362	1,123	298
Payable for securities purchased	—	996	—
Payable to investment manager—net (Notes A & B)	6	19	5
Payable to administrator (Note B)	38	115	31
Accrued expenses and other payables	80	110	87
Total Liabilities	526	2,925	567
Auction Market Preferred Shares Series A & B at liquidation value
3,000, 8,000 and 3,000 shares authorized; 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively;
$.0001 par value, $25,000 liquidation value per share (Note A)	59,000	179,400	48,250
Net Assets applicable to Common Shareholders at value	$88,331	$269,301	$71,055
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$96,455	$293,853	$79,175
Distributions in excess of net investment income	(270)	(696)	(220)
Accumulated net realized gains (losses) on investments	(164)	(1,256)	(808)
Net unrealized appreciation (depreciation) in value of investments	(7,690)	(22,600)	(7,092)
Net Assets applicable to Common Shareholders at value	$88,331	$269,301	$71,055
Common Shares Outstanding ($.0001 par value; 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	6,799	20,705	5,582
Net Asset Value Per Common Share Outstanding	$12.99	$13.01	$12.73
*Cost of Investments:	$153,120	$465,924	$124,019

See Notes to Financial Statements 22

Statements of Operations

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Year Ended October 31, 2008	For the Year Ended October 31, 2008	For the Year Ended October 31, 2008
Investment Income:
Income (Note A)
Interest income	$7,270	$22,726	$6,099
Expenses:
Investment management fees (Note B)	391	1,190	318
Administration fees (Note B)	469	1,428	382
Auction agent fees (Note B)	150	457	123
Audit fees	54	54	54
Basic maintenance expense (Note B)	25	25	25
Custodian fees (Note B)	74	124	63
Insurance expense	4	12	3
Legal fees	42	96	38
Shareholder reports	22	34	23
Stock exchange listing fees	3	8	2
Stock transfer agent fees	13	13	12
Directors' fees and expenses	36	36	36
Miscellaneous	29	42	35
Total expenses	1,312	3,519	1,114
Investment management fees waived (Note B)	(313)	(952)	(254)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(5)	(4)	(2)
Total net expenses	994	2,563	858
Net investment income (loss)	$6,276	$20,163	$5,241
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	66	(232)	(270)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(10,828)	(31,724)	(8,636)
Net gain (loss) on investments	(10,762)	(31,956)	(8,906)
Distributions to Preferred Shareholders	(2,117)	(6,742)	(1,732)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(6,603)	$(18,535)	$(5,397)

See Notes to Financial Statements 23

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Statements of Changes in Net Assets

Neuberger Berman Intermediate Municipal Closed-End Funds (000's omitted)
	CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND		NEW YORK INTERMEDIATE MUNICIPAL FUND
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$6,276	$6,370	$20,163	$20,201	$5,241	$5,307
Net realized gain (loss) on investments	66	69	(232)	(127)	(270)	11
Change in net unrealized appreciation (depreciation) of investments	(10,828)	(2,451)	(31,724)	(6,974)	(8,636)	(1,858)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(2,117)	(2,028)	(6,742)	(6,687)	(1,732)	(1,673)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(6,603)	1,960	(18,535)	6,413	(5,397)	1,787
Distributions to Common Shareholders From (Note A):
Net investment income	(4,349)	(4,668)	(13,475)	(13,783)	(3,580)	(3,750)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends	—	108	—	—	—	56
Total net proceeds from capital share transactions	—	108	—	—	—	56
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(10,952)	(2,600)	(32,010)	(7,370)	(8,977)	(1,907)
Net Assets Applicable to Common Shareholders:
Beginning of year	99,283	101,883	301,311	308,681	80,032	81,939
End of year	$88,331	$99,283	$269,301	$301,311	$71,055	$80,032
Distributions in excess of net investment income at end of year	$(270)	$(80)	$(696)	$(642)	$(220)	$(149)

See Notes to Financial Statements 25

Notes to Financial Statements Intermediate Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund" and, collectively, the "Funds") were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Each Fund's Board of Directors may classify or re-classify any unissued shares of capital stock into one or mo re classes of preferred stock without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  Management, the investment manager of the Funds, and Neuberger Berman, LLC ("Neuberger"), the Funds' sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 1, 2008, Lehman Brothers and NBSH Acquisition, LLC ("NBSH") entered into an agreement (the "Purchase Agreement") pursuant to which a group consisting of portfolio managers, the management team and certain key employees and senior professionals of the Investment Management Division of Lehman Brothers ("Management Members") will acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (t he "Proposed Acquisition"). Lehman Brothers will retain a 49% voting interest in the Acquired Businesses. On December 3, 2008, Lehman Brothers selected NBSH as the successful bidder in the public auction for the Acquired Businesses, which was overseen by the bankruptcy court having jurisdiction over the Lehman Brothers matter. The transaction is subject to certain conditions and approvals, including final approval by the bankruptcy court.

  These events, while affecting Lehman Brothers, have not had a material impact on the Funds or their operations. Management and Neuberger will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

  Included in the Acquired Businesses are Management and Neuberger. The consummation of the Proposed Acquisition could be deemed an "assignment" of the Funds' Management and Sub-Advisory Agreements which would, by law, automatically terminate those agreements. Accordingly, the Funds' Boards of Directors, including the Directors who are not "interested persons" of the investment manager and its affiliates or the Funds, are engaged in a review of the new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements also will require the approval of the Funds' shareholders.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005—2007. As of October 31, 2008, the Funds did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

  As determined on October 31, 2008, there were no permanent differences resulting from different book and tax accounting reclassified at fiscal year-end.

  The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 were as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2008	2007	2008	2007	2008	2007
California	$6,458,574	$6,689,147	$7,760	$6,563	$6,466,334	$6,695,710
Intermediate	20,178,654	20,429,346	38,868	40,416	20,217,522	20,469,762
New York	5,304,908	5,418,857	6,228	4,701	5,311,136	5,423,558

  As of October 31, 2008, the components of distributable earnings (accumulated losses) on a U.S federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
California	$102,299	$—	$—	$(7,690,412)	$(163,782)	$(7,751,895)
Intermediate	988,618	—	—	(22,600,016)	(1,256,493)	(22,867,891)
New York	224,211	—	—	(7,092,151)	(807,589)	(7,675,529)

  The differences between book basis and tax basis distributable earnings is attributable primarily to timing differences of dividends payable and distribution payments.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at October 31, 2008, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016
California	$—	$159,305	$4,477	$—	$—	$—
Intermediate	509,968	328,363	58,816	—	126,780	232,566
New York	362,560	156,636	18,838	—	—	269,555

  During the year ended October 31, 2008, California utilized capital loss carryforwards of $66,302.

5  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

  Subsequent to October 31, 2008, each Fund declared three monthly distributions to common shareholders payable December 15, 2008, January 15, 2009 and February 13, 2009 to shareholders of record on November 28, 2008, December 31, 2008 and January 30, 2009, with ex-dates of November 25, 2008, December 29, 2008 and January 28, 2009, as follows:

Distribution per share
California	$0.053294
Intermediate	0.054217
New York	0.053430

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7  Financial Leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

  On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

  All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

  In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the year ended October 31, 2008, distribution rates ranged from:

	Distribution Rate
California	2.48	% – 12.57%
Intermediate	2.46	% – 12.26%
New York	2.51	% – 11.35%

  In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the year ended October 31, 2008, distribution rates ranged from:

	Distribution Rate
California	2.58	% – 8.65%
Intermediate	2.62	% – 8.68%
New York	2.51	% – 8.45%

  The Funds declared distributions to AMPS shareholders for the period November 1, 2008 to November 30, 2008 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$46,888	$69,076
Intermediate	139,855	223,973
New York	38,961	62,394

  Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders and, as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities sets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. Earlier this year, most broker-d ealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

  Beginning in February 2008, the auctions for the Funds' AMPS have consistently failed. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS, which all continue to be rated AAA/Aaa. The Funds have paid, and continue to pay, distribution rates on their AMPS that are set at the maximum rate, which is 110% of the base rate (the base rate is the greater of an "AA" rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions.

  If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds' returns for common shareholders could be adversely affected. The Funds continue to monitor developments in the AMPS market and consider the interests of the common and preferred shareholders when evaluating any potential solutions.

  The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

  The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

  The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8  Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds' securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9  Indemnifications: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

  Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

  Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2008	0.20
2009	0.15
2010	0.10
2011	0.05

 Management has not agreed to waive any portion of its fees beyond October 31, 2011.

 For the year ended October 31, 2008, such waived fees amounted to $312,709, $951,940, and $254,337 for California, Intermediate, and New York, respectively.

 Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

 Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

 Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2008, the impact of this arrangement was a reduction of expenses of $4,826, $4,360, and $2,220 for California, Intermediate, and New York, respectively.

 In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

In order to satisfy rating agencies' requirements, each Fund is required to provide each rating agency a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. Each Fund pays a fee to State Street for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the year ended October 31, 2008, there were purchase and sale transactions (excluding short-term securities) as follows:

(000's omitted)	Purchases	Sales
California	$22,023	$22,979
Intermediate	40,952	38,087
New York	12,453	12,533

Note D—Capital:

At October 31, 2008, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	6,799,354	6,981
Intermediate	20,705,124	6,981
New York	5,582,218	6,981

Transactions in common shares for the years ended October 31, 2008 and October 31, 2007, were as follows:

	Reinvestment of Dividends and Distributions		Net Increase in Common Shares Outstanding
	2008	2007	2008	2007
California	—	7,373	—	7,373
Intermediate	—	—	—	—
New York	—	3,816	—	3,816

Note E—Recent Accounting Pronouncements:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends F ASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

Note F—Recent Market Events

Recent events have resulted in fixed income instruments experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Due to the market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.

The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government is injecting liquidity into certain large financial services companies and establishing programs to assist in the purchase of money market instruments. The ultimate effect of these efforts is, of course, not yet known.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2008	2007	2006	2005	2004
Common Share Net Asset Value, Beginning of Year	$14.60	$15.00	$14.68	$15.06	$14.36
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.92	.94	.94	.91	.91
Net Gains or Losses on Securities (both realized and unrealized)	(1.58)	(.35)	.37	(.40)	.67
Common Share Equivalent of Distributions to Preferred Shareholders From: Net Investment Income¢	(.31)	(.30)	(.27)	(.14)	(.13)
Total From Investment Operations Applicable to Common Shareholders	(.97)	.29	1.04	.37	1.45
Less Distributions to Common Shareholders From:
Net Investment Income	(.64)	(.69)	(.72)	(.75)	(.75)
Common Share Net Asset Value, End of Year	$12.99	$14.60	$15.00	$14.68	$15.06
Common Share Market Value, End of Year	$10.73	$13.08	$14.65	$13.75	$13.47
Total Return, Common Share Net Asset Value†	(6.39)%	2.16%	7.51%	2.96%	10.97%
Total Return, Common Share Market Value†	(13.69)%	(6.29)%	12.10%	7.82%	9.63%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$88.3	$99.3	$101.9	$99.7	$102.3
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$59.0	$59.0	$59.0	$59.0	$59.0
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.03%	.94%	.93%	.96%	.96%
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.02%	.94%	.93%	.96%	.96%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	6.45%	6.36%	6.36%	6.08%	6.24%
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.17%	2.02%	1.86%	.91%	.86%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	4.28%	4.34%	4.50%	5.17%	5.38%
Portfolio Turnover Rate	14%	3%	3%	3%	3%
Asset Coverage Per Preferred Share, End of Year@	$62,432	$67,108	$68,208	$67,273	$68,383

See Notes to Financial Highlights 34

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2008	2007	2006	2005	2004
Common Share Net Asset Value, Beginning of Year	$14.55	$14.91	$14.68	$15.11	$14.44
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.97	.98	.97	.95	.94
Net Gains or Losses on Securities (both realized and unrealized)	(1.53)	(.35)	.30	(.43)	.65
Common Share Equivalent of Distributions to Preferred Shareholders From: Net Investment Income¢	(.33)	(.32)	(.29)	(.15)	(.12)
Total From Investment Operations Applicable to Common Shareholders	(.89)	.31	.98	.37	1.47
Less Distributions to Common Shareholders From:
Net Investment Income	(.65)	(.67)	(.75)	(.80)	(.80)
Common Share Net Asset Value, End of Year	$13.01	$14.55	$14.91	$14.68	$15.11
Common Share Market Value, End of Year	$11.00	$12.86	$14.22	$13.62	$13.70
Total Return, Common Share Net Asset Value†	(5.87)%	2.48%	7.22%	2.93%	10.91%
Total Return, Common Share Market Value†	(9.95)%	(5.03)%	10.22%	5.32%	8.94%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$269.3	$301.3	$308.7	$303.9	$312.8
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$179.4	$179.4	$179.4	$179.4	$179.4
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	.87%	.79%	.78%	.80%	.82%
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	.86%	.78%	.78%	.80%	.82%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	6.80%	6.65%	6.61%	6.33%	6.40%
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.27%	2.20%	1.95%	1.02%	.85%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	4.53%	4.45%	4.66%	5.31%	5.55%
Portfolio Turnover Rate	8%	4%	6%	2%	3%
Asset Coverage Per Preferred Share, End of Year@	$62,606	$67,027	$68,048	$67,368	$68,622

See Notes to Financial Highlights 35

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2008	2007	2006	2005	2004
Common Share Net Asset Value, Beginning of Year	$14.34	$14.69	$14.47	$14.90	$14.40
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.94	.95	.96	.93	.93
Net Gains or Losses on Securities (both realized and unrealized)	(1.60)	(.33)	.29	(.44)	.48
Common Share Equivalent of Distributions to Preferred Shareholders From: Net Investment Income¢	(.31)	(.30)	(.28)	(.14)	(.13)
Total From Investment Operations Applicable to Common Shareholders	(.97)	.32	.97	.35	1.28
Less Distributions to Common Shareholders From:
Net Investment Income	(.64)	(.67)	(.75)	(.78)	(.78)
Common Share Net Asset Value, End of Year	$12.73	$14.34	$14.69	$14.47	$14.90
Common Share Market Value, End of Year	$10.57	$12.99	$14.60	$13.54	$13.32
Total Return, Common Share Net Asset Value†	(6.50)%	2.50%	7.05%	2.87%	9.67%
Total Return, Common Share Market Value†	(14.30)%	(6.58)%	13.70%	7.68%	6.39%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$71.1	$80.0	$81.9	$80.7	$83.1
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$48.3	$48.3	$48.3	$48.3	$48.3
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.09%	1.00%	.98%	1.02%	1.00%
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.09%	1.00%	.98%	1.01%	.99%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	6.64%	6.56%	6.60%	6.30%	6.37%
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.19%	2.07%	1.90%	.92%	.86%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	4.45%	4.49%	4.70%	5.38%	5.51%
Portfolio Turnover Rate	10%	1%	5%	2%	5%
Asset Coverage Per Preferred Share, End of Year@	$61,892	$66,496	$67,488	$66,813	$68,073

See Notes to Financial Highlights 36

Notes to Financial Highlights Intermediate Municipal Closed-End Funds

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Year Ended October 31,
	2008	2007	2006	2005	2004
California	1.34%	1.34%	1.32%	1.36%	1.35%
Intermediate	1.19%	1.18%	1.17%	1.20%	1.22%
New York	1.41%	1.40%	1.38%	1.41%	1.39%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††  Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Funds") as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evide nce supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. at October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2008

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market pric e per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's acc ount. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is le ss than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made n et of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (individually a "Fund" and, collectively, the "Funds"). All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management LLC ("Management") and Neuberger Berman, LLC ("Neuberger"). Each Fund's Statement of Additional Information includes additional information about Directors as of the time of each Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), Address(1)and Position(2) with Each Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
CLASS I

Independent Directors

Faith Colish (1935) Director	Since 2002	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960) Director	Since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	60	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (1931)Director	Since 2002	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	60	None.

Peter P. Trapp (1944) Director	Since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.

Name, (Year of Birth), Address(1)and Position(2) with Each Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Director who is an "Interested Person"

Robert Conti* (1956) Chief Executive Officer, President and Director	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Chairman of the Board, Staten Island Mental Health Society since 2008.

CLASS II

Independent Directors

John Cannon (1930) Director	Since 2002	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	60	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

C. Anne Harvey (1937) Director	Since 2002	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	60	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, (Year of Birth), Address(1)and Position(2) with Each Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
George W. Morriss (1947) Director	Since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	60	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Tom D. Seip (1950) Chairman of the Board and Director	Director since 2002; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly, Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, (Year of Birth), Address(1)and Position(2) with Each Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Director who is an "Interested Person"

Jack L. Rivkin* (1940) Director	Since 2002; formerly, President 2002 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	60	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Name, (Year of Birth), Address(1)and Position(2) with Each Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
CLASS III

Independent Directors

Martha C. Goss (1949) Director	Since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	60	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Robert A. Kavesh (1927) Director	Since 2002	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	60	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Howard A. Mileaf (1937) Director	Since 2002	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, (Year of Birth), Address(1)and Position(2) with Each Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Edward I. O'Brien (1928) Director	Since 2002	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	60	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (1932) Director	Since 2002	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	60	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Candace L. Straight (1947) Director	Since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	60	Director, Montpelier Re (reinsurance company), since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2010, and 2011, respectively, and at each third annual meeting of stockholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Conti is an interested person of the Fund by virtue of the fact that he is an officer of Management and Neuberger. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1997; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002	Senior Vice President, Neuberger, since 2007; Vice President-Mutual Fund Board Relations, Management, 2000 to 2008 Senior Vice President Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (eight since 2003, four since 2004, one since 2005 and two since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

In January 2009 you will receive information to be used in filing your 2008 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar 2008. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2008, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

Neuberger Berman
California Intermediate Municipal Fund Inc.	99.88%
Intermediate Municipal Fund Inc.	99.81%
New York Intermediate Municipal Fund Inc.	99.88%

Changes to By-Laws

On November 11, 2008, each Fund's Directors adopted an amendment to its Amended and Restated By-Laws that expands the information a shareholder must provide when submitting any nomination for the election of Directors or any shareholder proposal. The Funds anticipate that this information will assist shareholders in evaluating the extent to which the interests of a shareholder making a nomination or proposal diverge from their own interests.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 25, 2008, the Boards of Directors (collectively the "Boards," each a "Board") of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. (individually a "Fund" and, collectively, the "Funds"), including the Directors who are not "interested persons" of each Fund or Neuberger Berman Management LLC ("Management") ("Independent Fund Directors"), approved the continuance of the Funds' Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Boards to ensure that Management and Neuberger have time t o respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Boards held a separate meeting devoted primarily to reviewing and discussing Fund performance.

Each Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the members of each Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

Each Board considered the continued integrity of Management and Neuberger as organizations, despite the bankruptcy filing by Lehman Brothers Holdings Inc. Each Board discussed the efforts made by Management and Neuberger to retain employees, and the reported likelihood that such employees would be retained. Each Board discussed the provisions that were being made for ancillary services by Management, Neuberger and their affiliates.

Each Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Funds. The Boards noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Boards also considered Management's and Neuberger's policies and practices regarding brokerage. The Boards also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Funds and by other clients of Management and Neuberger. In addition, the Boards noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

Each Board considered the performance of its Fund on both a market return and net asset value basis relative to the Fund's benchmark and a peer group of investment companies pursuing broadly similar strategies. Each Board also considered performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, each Board considered the fee structure under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the applicable Fund. The Boards also considered the profitability of Management and its affiliates from their association with the Funds.

Each Board reviewed a comparison of its Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Boards noted that this fee is "at cost." In addition, each Board considered the contractual waiver of a portion of the management fee undertaken by Management.

The Boards considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Boards noted that there were no such comparable funds and/or separate accounts.

Each Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to its Fund. The Boards considered that the Funds are closed-end funds that are not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Funds' assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, each Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Boards also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Boards recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, each Board concluded that the terms of each respective Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the respective Fund and its shareholders. In reaching this determination, with respect to each Fund, the respective Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

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Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

H0649 12/08

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman New York Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21169 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $35,600 and $37,250 for the fiscal years ended 2007 and 2008, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,250 and $6,500 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $9,700 and $10,000 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided comprised tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $15,950 and $16,500 for the fiscal years ended 2007 and 2008, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $425,000 and $400,000 for the fiscal years ended 2007 and 2008, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act"). Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Manager has day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

James L. Iselin is a Vice President of NB Management and Senior Vice President of Lehman Brothers Asset Management LLC. Mr. Iselin joined Lehman Brothers Asset Management LLC in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Manager has day-to-day management responsibility as of October 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

James L. Iselin

Registered Investment Companies*	3	943	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	845	7,895	-	-

*Registered Investment Companies include: Mutual Funds.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman, LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2008)

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman, LLC prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Manager in the Registrant as of October 31, 2008.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	A

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = $1,000,001 or More
D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

The following amendments to the Amended and Restated By-Laws of the Registrant were adopted on November 11, 2008:

Section 9 of Article II regarding nominations for the election of directors was amended to provide that certain additional items must be included in a notice by a stockholder of the stockholder’s intent to nominate candidates for election to the Board of Directors. The amendment provides, among other requirements, that each such notice must include the name, age, business address and residence address of the person or persons to be nominated, and whether the stockholder who intends to make the nomination believes such nominee is, or is not, an “interested person” of the Registrant, as defined in the 1940 Act. The stockholder must provide information regarding the nominee that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Registrant, to make such determination. The stockholder must also provide all information concerning such nominees that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with a contested election, whether or not a contested election is involved.

Section 9 was also amended to require the stockholder providing notice of a nomination to disclose in the notice whether the stockholder (or any person acting in concert with the stockholder) intends to deliver a proxy statement or other form of proxy solicitation and, to the extent known by such stockholder, the name and address of other stockholders supporting the proposal or other business. In addition, the stockholder providing notice must disclose, among other information, the extent to which the stockholder (or any person acting in concert with the stockholder) has entered into any hedging, short positions, borrowing or lending of shares, or other transactions with the intent or effect of mitigating loss or managing risk with respect to the stockholder’s investment in the Registrant.

A stockholder is permitted to make only those nominations for which he or she is entitled to vote. The foregoing is only a summary, and is qualified in its entirety by the full text of the bylaws, as amended.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21169 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman New York Intermediate Municipal Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 5, 2009

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 5, 2009